IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL

INVESTMENT STRATEGIES FOR ING PIONEER EQUITY INCOME PORTFOLIO

ING INVESTORS TRUST

ING Lord Abbett Growth and Income Portfolio

ING Pioneer Equity Income Portfolio

(each a “Portfolio” and collectively “Portfolios”)

Supplement dated October 25, 2010

to each Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class

(“Class I”) Prospectus, Service Class (“Class S”) Prospectus and, except for ING Pioneer Equity

Income Portfolio, Service 2 Class (“Class S2”) Prospectus each dated April 30, 2010

(each a “Prospectus” and collectively, the “Prospectuses” )

ING Lord Abbett Growth and Income Portfolio

On September 30, 2010, the Portfolio’s Board of Trustees approved a proposal to reorganize ING Lord Abbett Growth and Income Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Lord Abbett Growth and Income Portfolio	ING Pioneer Equity Income Portfolio (to be renamed ING Large Cap Value Portfolio as further discussed below)

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about December 9, 2010, and a shareholder meeting is scheduled to be held on or about January 11, 2011. The Reorganization is contingent upon both the approval of the Reorganization by shareholders of the Disappearing Portfolio and the approval of the sub-adviser change by shareholders of the Surviving Portfolio as further discussed below. The Disappearing Portfolio will notify shareholders if shareholder approval of the proposed Reorganization or the proposed sub-adviser change is not obtained. If shareholder approval of both the proposed Reorganization and the proposed sub-adviser change is obtained, it is expected that the Reorganization will take place on or about January 21, 2011. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. After the Reorganization you will hold shares of ING Large Cap Value Portfolio (formerly ING Pioneer Equity Income Portfolio). For more information regarding ING Large Cap Value Portfolio (formerly ING Pioneer Equity Income Portfolio), please contact a Shareholder Services representative or your financial professional.

ING Pioneer Equity Income Portfolio

On September 30, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management, Inc. to ING Investment Management Co. (“ING IM”), as well as adding ING Investment Management Advisors, B.V., and ING Investment Management Asia/Pacific (Hong Kong) Limited as additional sub-advisers to the Portfolio. The proposals to change the Portfolio’s sub-adviser and add additional sub-advisers require approval by the Portfolio’s shareholders. A proxy statement detailing the proposals is expected to be mailed to shareholders on or about December 2, 2010, and a shareholder meeting is scheduled to be held on or about January 6, 2011. At the September 30,

2010 meeting, the Portfolio’s Board of Trustees also approved changes to the Portfolio’s name, investment objective and investment strategies that are contingent upon shareholder approval of the proposal to change the Portfolio’s sub-adviser to ING IM. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, effective at the close of business on or about January 21, 2011, ING IM will begin managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement. The Portfolio may engage in transition management techniques prior to the effective date of the new sub-advisory agreement during which time the Portfolio may not pursue its current investment strategies. If shareholders also approve the proposal to add two additional sub-advisers, these sub-advisers will also be appointed to be new sub-advisers to the Portfolio but will not initially manage any Portfolio assets.

Subject to shareholder approval of ING IM as the Portfolio’s sub-adviser, effective on or about January 21, 2011, the Portfolio’s Prospectuses will be revised as follows:

1.	All references to “ING Pioneer Equity Income Portfolio” are hereby deleted and replaced with “ING Large Cap Value Portfolio.”

2.	The section entitled “Investment Objective” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

Long-term growth of capital and current income.

3.	The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) considers issuers with market capitalization in excess of $1 billion to be large-capitalization companies. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The Portfolio may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Russell 1000® Value Index.

The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:

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—	an above-average dividend yield, and stability and growth of the dividend yield;
—	market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies); and
—	the potential for growth of the dividend yield over several years.

The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend the portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

4.

The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to delete the risks entitled “Credit,” “High-Yield Securities,” “Interest Rate,” and “Real Estate Companies and Real Estate Investment Trusts (“REITs”)” in their entirety.

5.	The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to add the following risks:

Currency. To the extent that the Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Investment Model. The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

6.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co.

Portfolio Managers
Robert M. Kloss	David Powers
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)

7.	The section entitled “More Information About the Portfolios – Additional Information About the Portfolios’ Risks” of the Portfolio’s Prospectuses is hereby amended to add the following risk:

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Dividend. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

8.

The references to ING Pioneer Equity Income Portfolio in the section entitled “Management of the Portfolios – Pioneer Investment Management, Inc.” of the Portfolio’s Prospectuses are hereby deleted in their entirety.

9.

The section entitled “Management of the Portfolios – ING Investment Management Co.” of the Portfolio’s Prospectuses is amended to add the following paragraphs immediately following the first paragraph:

The following individuals are jointly responsible for the day-to-day management of ING Large Cap Value Portfolio.

Robert M. Kloss, Portfolio Manager, joined ING IM 1992. Mr. Kloss has also served as a senior sector analyst on ING IM’s fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining ING IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.

David Powers, CFA, joined ING IM in June 2007 as a Senior Sector Analyst on the fundamental research team, covering the telecommunication services, utilities, and materials sectors. Prior to joining ING IM, Mr. Powers has held several senior investment positions, including portfolio manager with Federated Investors, since June 2001. Prior to that, he was associate director of research for global equities. Mr. Powers began his investment career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser
January 21, 2011	ING Large Cap Value Portfolio*	ING Investment Management Co.
Since Inception	ING Pioneer Equity Income Portfolio	Pioneer Investment Management, Inc.

*	Name change, change in sub-adviser and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

Subject to shareholder approval of the proposal to add two additional sub-advisers to the Portfolio, effective on or about January 21, 2010 the Portfolio’s Prospectuses will also be revised as follows:

10.

The section entitled “Management of the Portfolios – ING Investment Management Co.” of the Portfolio’s Prospectuses is amended to add the following paragraphs immediately following the first paragraph and before the description of the Portfolio’s portfolio managers:

With respect to ING Large Cap Value Portfolio, DSL may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to

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grant to one or more of the ING IM affiliates investment management authority if DSL believes that doing so would benefit the Portfolio. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors, B.V. (“IIM B.V.”) is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIM B.V. became an investment advisory company in 1991. As of September 30, 2010, IIM B.V. had approximately $2.2 billion in assets under management. IIM B.V. operates under the collective management of ING Investment Management Europe, which, as of September 30, 2010, had approximately $212 billion in assets under management.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong. As of December 31, 2009, IIM Asia Pacific, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $2.6 billion in assets.

ING IM will initially manage ING Large Cap Value Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or ING Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL

INVESTMENT STRATEGIES FOR ING PIONEER EQUITY INCOME PORTFOLIO

ING INVESTORS TRUST

ING Lord Abbett Growth and Income Portfolio

ING Pioneer Equity Income Portfolio

(each a “Portfolio” and collectively “Portfolios”)

Supplement dated October 25, 2010

to each Portfolio’s Adviser Class (“Class ADV”), Institutional Class

(“Class I”), Service Class (“Class S”), and except for ING Pioneer Equity Income Portfolio,

Service 2 Class (“Class S2”) Statement of Additional Information (“SAI”)

dated April 30, 2010

ING Lord Abbett Growth and Income Portfolio

On September 30, 2010, the Portfolio’s Board of Trustees approved a proposal to reorganize ING Lord Abbett Growth and Income Portfolio (“Disappearing Portfolio”) with and into the following “Surviving Portfolio” (“Reorganization”):

Disappearing Portfolio	Surviving Portfolio
ING Lord Abbett Growth and Income Portfolio	ING Pioneer Equity Income Portfolio (to be renamed ING Large Cap Value Portfolio as further discussed below)

The proposed Reorganization is subject to approval by shareholders of the Disappearing Portfolio. A proxy statement detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about December 9, 2010, and a shareholder meeting is scheduled to be held on or about January 11, 2011. The Reorganization is contingent upon both the approval of the Reorganization by shareholders of the Disappearing Portfolio and the approval of the sub-adviser change by shareholders of the Surviving Portfolio as further discussed below. The Disappearing Portfolio will notify shareholders if shareholder approval of the proposed Reorganization or the proposed sub-adviser change is not obtained. If shareholder approval of both the proposed Reorganization and the proposed sub-adviser change is obtained, it is expected that the Reorganization will take place on or about January 21, 2011. The Disappearing Portfolio may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Portfolio may not pursue its investment objective and investment strategies. After the Reorganization you will hold shares of ING Large Cap Value Portfolio (formerly ING Pioneer Equity Income Portfolio). For more information regarding ING Large Cap Value Portfolio (formerly ING Pioneer Equity Income Portfolio), please contact a Shareholder Services representative or your financial professional.

ING Pioneer Equity Income Portfolio

On September 30, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management, Inc. to ING Investment Management Co. (“ING IM”), as well as adding ING Investment Management Advisors, B.V., and ING Investment Management Asia/Pacific (Hong Kong) Limited as additional sub-advisers to the Portfolio. The proposals to change the Portfolio’s sub-adviser and add additional sub-advisers require approval by the Portfolio’s shareholders. A proxy statement detailing the proposals is expected to be mailed to shareholders on or about December 2, 2010, and a shareholder meeting is scheduled to be held on or about January 6, 2011. At the September 30,

2010 meeting, the Portfolio’s Board of Trustees also approved changes to the Portfolio’s name, investment objective and investment strategies that are contingent upon shareholder approval of the proposal to change the Portfolio’s sub-adviser to ING IM. The Portfolio will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, effective at the close of business on or about January 21, 2011, ING IM will begin managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement. The Portfolio may engage in transition management techniques prior to the effective date of the new sub-advisory agreement during which time the Portfolio may not pursue its current investment strategies. If shareholders also approve the proposal to add two additional sub-advisers, these sub-advisers will also be appointed to be new sub-advisers to the Portfolio but will not initially manage any Portfolio assets.

Subject to shareholder approval of ING IM as the Portfolio’s sub-adviser, effective on or about January 21, 2011, the Portfolio’s SAI will be revised as follows:

1.

All references to “ING Pioneer Equity Income Portfolio” and “Pioneer Equity Income Portfolio” are hereby deleted and replaced with “ING Large Cap Value Portfolio” and “Large Cap Value Portfolio,” respectively.

2.	The section entitled “Non-Fundamental Investment Restrictions – ING Pioneer Equity Income Portfolio” found on page 78 of the Portfolio’s SAI is hereby deleted and replaced with the following:

Large Cap Value Portfolio

The Portfolio:

1.

may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

3.	The section entitled “Non-Fundamental Investment Policies – ING Pioneer Equity Income Portfolio” found on page 84 of the SAI is hereby deleted and replaced with the following:

Large Cap Value

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying large-capitalization companies.

4.	The Footnote (1) reference is added to “Pioneer Equity Income” now renamed “Large Cap Value” in the table entitled “Advisory Fees” beginning on page 127 of the Portfolio’s SAI.

5.	Footnote (1) to the table entitled “Advisory Fees” beginning on page 127 of the Portfolio’s SAI is amended to include the following:

Lastly, pursuant to a waiver agreement, the Adviser has agreed to lower the advisory fee for Large Cap Value Portfolio so that the advisory fee payable to DSL will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction for the period from January 21, 2011 through May 1, 2012. There is no guarantee that this waiver will continue after that date. This agreement will continue only of the Adviser elects to renew it.

6.	The table in the section entitled “Sub-Advisory Fees” beginning on page 130 of the Portfolio’s SAI is amended to add the following with respect to the information for ING Investment Management Co.:

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING Investment Management Co.	Large Cap Value Portfolio	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% thereafter.

7.

The table in the section entitled “Sub-Advisory Fees” beginning on page 130 of the Portfolio’s SAI is amended to delete the reference to “Pioneer Equity Income” with respect to the information for Pioneer Investment Management, Inc.

8.	The section entitled “Other Information About Portfolio Managers – ING Pioneer Equity Income Portfolio” beginning on page 183 of the Portfolio’s SAI is hereby deleted and replaced with the following:

Large Cap Value Portfolio

Sub-Adviser

ING Investment Management Co. (“ING IM”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2010:

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts		Number of Accounts		Number of Accounts	Total Assets
Manager		Total Assets		Total Assets
Robert M. Kloss	7	$2,139,149,164	1	$64,035,314	0	$0
David Powers	1	$93,605,706	0	$0	0	$0

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to the S&P 500® Index and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Robert M. Kloss	None
David Powers	None

Subject to shareholder approval of the proposal to add two additional sub-advisers to the Portfolio, effective on or about January 21, 2010 the Portfolio’s SAI will also be revised as follows:

9.	The section entitled “Sub-Advisers” beginning on page 129 of the Portfolio’s SAI is hereby amended to add the following paragraph immediately following the first paragraph:

On behalf of Large Cap Value Portfolio, DSL entered into sub-advisory agreements with ING Investment Management Advisors, B.V. (“IIMA”) and ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) on January 21, 2011. Pursuant to the sub-advisory agreements, DSL may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and DSL may grant the sub-advisers investment management authority and the authority to buy and sell securities if DSL believes it would be beneficial to the Portfolio (discretionary services), DSL, and not Large Cap Value Portfolio, pays the sub-advisers. IIM BV and IIM Asia Pacific are each a registered investment adviser, an affiliate of DSL and an indirect wholly-owned subsidiary of ING Groep.

ING IM will initially manage Large Cap Value Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or ING Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Portfolio’s average daily net assets it manages as described below.

10.	The table in the section entitled “Sub-Advisory Fees” beginning on page 130 is hereby amended to include the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
ING Investment Management Advisors, B.V.	Large Cap Value Portfolio	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% thereafter.
ING Investment Management Asia/Pacific (Hong Kong) Limited	Large Cap Value Portfolio	0.2925% on the first $500 million of the Portfolio’s

Sub-Adviser	Portfolio	Sub-Advisory Fee
average daily net assets; and 0.27% thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE